SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)            JUNE 27, 1997



                     CHESAPEAKE ENERGY CORPORATION

          (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                   1-13726                     73-1395733
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
                 (Address of principal executive offices)        (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)

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             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On June 27, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing refocused Louisiana drilling program and expected asset writedown. The June 27, 1997 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

          99   Press Release issued by the Registrant on June 27, 1997.


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                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CHESAPEAKE ENERGY CORPORATION


                              By:       MARCUS C. ROWLAND
                                        Marcus C. Rowland
                                   Vice President - Chief Financial Officer

Dated: June 30, 1997

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__________________________EXHIBIT INDEX______________________________

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

EXHIBIT   DESCRIPTION                           METHOD OF FILING
-------   -----------                           ----------------
99        Press Release issued by the           Filed herewith electronically
          Registrant on June 27, 1997.
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